UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 15, 2004


                            HEALTHSOUTH Corporation
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                   1-10315                      63-0860407
           (Commission File Number) (IRS Employer Identification No.)


               One HealthSouth Parkway, Birmingham, Alabama 35243
          (Address of Principal Executive Offices, Including Zip Code)


                                 (205) 967-7116
              (Registrant's Telephone Number, Including Area Code)


ITEM 5.  Other Events and Required FD Disclosure.

         HEALTHSOUTH Corporation previously issued a press release entitled "HealthSouth Announces Board Transition Plan" on December 2, 2003. In connection with this previously announced transition plan for its Board of Directors, on April 15, 2004, HEALTHSOUTH announced the voluntary resignation of C. Sage Givens from the Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEALTHSOUTH CORPORATION


                                  By:   /s/ Gregory L. Doody
                                  Name: Gregory L. Doody
                                        Title:  Executive Vice President,
                                                General Counsel and Secretary


         Dated: April 15, 2004

                                                                  EXHIBIT 99

News From

[GRAPHIC OMITTED]

                                                        FOR IMMEDIATE RELEASE
                                                               April 15, 2004

                 HEALTHSOUTH ANNOUNCES VOLUNTARY RESIGNATION OF
                          BOARD MEMBER C. SAGE GIVENS

Birmingham, Alabama -- HealthSouth Corporation (OTC Pink Sheets: HLSH) today announced that C. Sage Givens has voluntarily resigned from the HealthSouth Board of Directors as part of its previously announced board transition plan.

Joel C. Gordon, Interim Chairman of the Board of HealthSouth said, "We appreciate the many years of service Sage dedicated to HealthSouth and its shareholders. The support and dedication shown by Sage and our other directors over the past year have been invaluable in helping to stabilize HealthSouth's operations and map out a course for the future."

Givens, founding Managing Director of Acacia Venture Partners, had been a member of the Board of HealthSouth since 1985. Over the course of her career, Givens also has served on the Boards of a number of other healthcare companies, including AmeriGroup Corporation, that have become industry leaders.

"It has been a tremendous honor and privilege to serve as a director of HealthSouth," said Ms. Givens. "I wish HealthSouth every success in the future."

ABOUT HEALTHSOUTH
HealthSouth is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, with nearly 1,700 locations nationwide and abroad. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities and Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage it's relationships with its creditors, including it's lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                      ###
           For more information contact Andy Brimmer at 205-410-2777.